                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                FEBRUARY 22, 2005

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                    HONDA AUTO RECEIVABLES 2003-3 OWNER TRUST
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

                           --------------------------

             DELAWARE                            333-104875                        06-6534779
   (STATE OR OTHER JURISDICTION          (COMMISSION FILE NUMBER)                (I.R.S EMPLOYER
         OF INCORPORATION)                                                     IDENTIFICATION NO.)

         AMERICAN HONDA RECEIVABLES CORP.
               20800 MADRONA AVENUE
                   TORRANCE, CA                                               90503
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                               (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 971-2511

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS

On February 22, 2005, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and
Servicing Agreement, dated as of August 1, 2003 (the "Agreement"), between
American Honda Receivables Corp., as Seller, American Honda Finance Corporation,
as Servicer, Honda Auto Receivables 2003-3 Owner Trust, a Delaware statutory trust, as Issuer, Chase Manhattan Bank USA, National Association, as Owner
Trustee (the "Owner Trustee"), and Deutsche Bank Trust Company Americas, as
Indenture Trustee (the "Indenture Trustee") were distributed to holders
("Noteholders") of notes representing undivided fractional interests in Honda
Auto Receivables 2003-3 Owner Trust. In accordance with the Agreement, the
Servicer's Certificate, as defined in the Agreement, was furnished to the
Indenture Trustee for the benefit of the Noteholders and, as such, was distributed by the Indenture Trustee to the Noteholders. A copy of the
Servicer's Certificate is being filed as Exhibit 20 to this Current Report on
Form 8-K.

ITEM 9.01 (c). EXHIBIT 20

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   HONDA AUTO RECEIVABLES 2003-3 OWNER TRUST
                                                   BY: AMERICAN HONDA FINANCE CORPORATION, AS SERVICER

                                                         /s/ John I. Weisickle
                                                   By: -------------------------------------------------
                                                         John I. Weisickle
Date: February 22, 2005                                  Vice President, Assistant Secretary

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